Exhibit FS-7

Below is a listing of Niagara Mohawk Holdings, Inc. subsidiaries as of December 31, 2000.


                           Column A                         Column B             Column C              Column D
                           --------                         --------             --------              --------

                                                           State of                                % of Voting Sec.
            Name and Location of Company                 Organization      Nature of Business     Owned by Claimant
            ----------------------------                 ------------      ------------------     -----------------
         Niagara Mohawk Holdings, Inc.
         (Holdings or Claimant)                                             Holding Company
         Syracuse, New York                                 New York        (Note A)                 N/A

         Niagara Mohawk Power Corporation

         (Niagara Mohawk)                                                   Electric and Gas
         Syracuse, New York                                 New York        Utility (Note B)         100.00%

         Opinac North America, Inc.
         ("Opinac NA")                                                      Investment Company
         Syracuse, New York                                 Delaware        (Note C)                 100.00%


  Note A- Holding Company Formation: On March 18, 1999, Niagara Mohawk Power Corporation ("Niagara Mohawk") was reorganized into a holding company structure in accordance with an Agreement and Plan of Exchange between Niagara Mohawk and Niagara Mohawk Holdings, Inc. ("Holdings"). Niagara Mohawk's outstanding common stock was exchanged on a share-for-share basis for Holdings' common stock. Niagara Mohawk's preferred stock and debt were not exchanged as part of the share exchange and continue as obligations of Niagara Mohawk.

               Subsidiaries: On March 31, 1999, Niagara Mohawk distributed its ownership in the stock of Opinac North America, Inc. ("Opinac NA") as a dividend to Holdings. As a result, the net assets and accumulated other comprehensive income of Opinac NA are no longer included in Niagara Mohawk's consolidated balance sheet as of December 31, 1999. The dividend completed the holding company structure, with Holdings owning 100 percent of the common stock of its two subsidiaries, Niagara Mohawk and Opinac NA. Niagara Mohawk and its subsidiaries manage all regulated activities and comprise approximately 97 percent of the assets and approximately 86 percent of the revenues of Holdings. Opinac NA and its subsidiaries manage all other activities including an energy marketing company and investments in energy related services businesses and a development stage telecommunications company.

  Note B-      Niagara Mohawk owns the following:

               o 100 percent of NM Uranium, Inc., a mining company incorporated in the state of Texas and located in Syracuse, New York.

               o 100 percent of NM Properties, Inc., ("NM Properties") a real estate development company located in Syracuse, New York and incorporated in the state of New York. NM Properties, Inc. owns 100 percent of the following companies, each of which is a real estate development company located in Syracuse, New York and incorporated in the state of New York.

                    o    Hudson Pointe, Inc.
                    o    Land Management & Development, Inc.
                    o    Landwest, Inc.
                    o    Moreau Park, Inc.
                    o    Riverview, Inc.
                    o    Salmon Shores, Inc.
                    o    Upper Hudson Development, Inc.
                    o    Arbuckle Acres, Inc.
                    o    Oprop Co., Inc.
                    o    City & Country Realty, Inc.

               o 100 percent of NM Receivables Corporation II which was incorporated in the state of New York in 1998 and is located in Syracuse, New York. It manages the operations of NM Receivables LLC in which it has an interest of .00164 percent.

               o 99.99836 percent of NM Receivables LLC, which is a limited liability company incorporated in 1998 in the state of New York and located in Syracuse, New York. Its business consists of the purchase and resale of an undivided interest in a designated pool of Niagara Mohawk customer receivables, including unbilled revenues.

  Note C -     Opinac NA owns the following:

               o    100 percent of Opinac Energy Corporation

               o    100 percent of Niagara Mohawk Energy, Inc.

               Opinac Energy Corporation is an investment company incorporated in the province of Ontario, Canada and located in Ontario, Canada and owns the following:

               o 50 percent of Canadian Niagara Power Company, Limited ("CNP Ltd."), an unregulated electric generation utility located in Ontario, Canada and incorporated in the province of Ontario, Canada. CNP Ltd. owns the following:

                    o 100 percent of Canadian Niagara Power, Inc. ("CNP Inc."), a regulated transmission and distribution business incorporated in the province of Ontario, Canada and located in Ontario, Canada.

                    o 100 percent of 1161557 Ontario Limited incorporated in the province of Ontario, Canada and located in Ontario, Canada.

               Effective April 1, 1999, in order to comply with requirements of the province of Ontario, Canada, CNP, Ltd. separated its generation business from its transmission and distribution business. CNP, Ltd. retained the generation assets and transferred its transmission and distribution assets to CNP, Inc.

               Niagara Mohawk Energy, Inc. ("NM Energy") is an unregulated energy marketing and energy related energy services company located in Syracuse, New York, incorporated in the state of Delaware. NM Energy owns the following:

               o 100 percent of Niagara Mohawk Energy Marketing, Inc., incorporated in the state of Delaware and located in Syracuse, New York;

               In early 2000, Niagara Mohawk Energy India Private Ltd. and Dolphin Investments International, Inc. were dissolved.

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                       S-2
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)

                                                                                   Niagara            Niagara          Opinac
                                                                    Inter-          Mohawk             Mohawk           North
                                                                   Company         Holdings            Power           America
                                             (Consolidated)     Eliminations          Inc.           Corporation         Inc.
                                            ----------------   ---------------   ---------------   ---------------  --------------
                  ASSETS
Utility Plant:
    Electric plant                          $     7,179,329    $            -    $            -    $    7,179,329   $          -
    Nuclear fuel                                    672,259                 -                 -           672,259              -
    Gas plant                                     1,310,649                 -                 -         1,310,649              -
    Common plant                                    349,751                 -                 -           349,751              -
    Construction work in progress                   289,634                 -                 -           289,634              -
                                            ----------------   ---------------   ---------------   ---------------  -------------
    Total Utility Plant                           9,801,622                 -                 -         9,801,622              -
    Less:  Accumulated depreciation and
           amortization                           4,019,282                 -                 -         4,019,282              -
                                            ----------------   ---------------   ---------------   ---------------  -------------
    Net Utility Plant                             5,782,340                 -                 -         5,782,340              -
                                            ----------------   ---------------   ---------------   ---------------  -------------

Other Property and Investments:
    Investment in subsidiary companies
           - consolidated                                 -        (2,683,280)        2,683,280                 -              -
    Investment                                      596,036                 -                 -           420,391        175,645
                                            ----------------   ---------------   ---------------   ---------------  -------------
                                                    596,036        (2,683,280)        2,683,280           420,391        175,645
                                            ----------------   ---------------   ---------------   ---------------  -------------

Current Assets:
    Cash, including temporary cash
      investments of $66,796                        108,343                 -            17,951            75,025         15,367
    Accounts receivable                             533,420           (11,006)          (10,643)          449,552        105,517
       Less:  Allowance for doubtful
                accounts                            (62,600)                -                 -           (59,100)        (3,500)
    Materials and supplies, at average
      cost:
       Oil for production of electricity              2,681                 -                 -             2,681              -
       Gas storage                                   53,863                 -                 -            50,947          2,916
       Other                                         90,750                 -                 -            90,750              -
    Prepaid taxes                                    19,393                 -            11,511             7,882              -
    Swap Hedges Receivable                           49,911                 -                 -            49,911              -
    Other                                            74,110                 -                 -            43,617         30,493
                                            ----------------   ---------------   ---------------   ---------------  -------------
                                                    869,871           (11,006)           18,819           711,265        150,793
                                            ----------------   ---------------   ---------------   ---------------  -------------

Regulatory Assets:
    MRA regulatory asset                          3,328,720                 -                 -         3,328,720              -
    Swap contracts regulatory asset                 625,103                 -                 -           625,103              -
    Regulatory tax asset                            408,303                 -                 -           408,303              -
    Deferred loss on sale of assets                 158,333                 -                 -           158,333              -
    IPP buyout costs                                234,117                 -                 -           234,117              -
    Deferred environmental restoration
      costs                                         285,000                 -                 -           285,000              -
    Unamortized debt expense                         39,823                 -                 -            39,823              -
    Postretirement benefits other
      than pensions                                  45,084                 -                 -            45,084              -
    Other                                           191,524                 -                 -           191,524              -
                                            ----------------   ---------------   ---------------   ---------------  -------------
                                                  5,316,007                 -                 -         5,316,007              -
                                            ----------------   ---------------   ---------------   ---------------  -------------

Other Assets                                         78,081                 -                 -            77,235            846
                                            ----------------   ---------------   ---------------   ---------------  -------------

                                            $    12,642,335    $   (2,694,286)   $    2,702,099    $   12,307,238   $    327,284
                                            ================   ===============   ===============   ===============  =============


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                                                                      S-3
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)

                                                                                   Niagara            Niagara          Opinac
                                                                    Inter-          Mohawk             Mohawk           North
                                                                   Company         Holdings            Power           America
                                             (Consolidated)     Eliminations          Inc.           Corporation         Inc.
                                            ----------------   ---------------   ---------------   ---------------  -------------
      CAPITALIZATION AND LIABILITIES
Capitalization:
  Common stockholders' equity:
     Common stock - $0.01 par value;
       authorized 300,000,000
       share: outstanding 160,239,818
              shares                        $         1,874    $            -    $        1,874    $            -    $         -
     Treasury Stock, at cost - 27,125,045
       shares                                      (407,193)          407,193          (407,193)         (407,193)             -
     Capital stock premium and expense            2,547,885        (2,605,570)        2,547,886         2,362,404        243,165
     Accumulated other comprehensive income         (31,861)            4,893            (4,893)           (7,459)       (24,402)
     Capital stock in subsidiary companies                -          (187,366)                -           187,365              1
     Retained earnings                              564,409          (302,432)          564,409           299,106          3,326
                                            ----------------   ---------------   ---------------   ---------------  -------------
                                                  2,675,114        (2,683,282)        2,702,083         2,434,223        222,090

  Cumulative preferred stock - $100 par
    value                                                -                  -                 -                 -              -
         Authorized 3,400,000,shares:
           issued 2,268,000:
     Optionally redeemable                               -           (210,000)                -           210,000              -
     Mandatorily redeemable                              -            (15,000)                -            15,000              -
  Cumulative preferred stock - $25 par
    value
           Authorized 19,600,000 shares:
             issued 7,982,801
     Optionally redeemable                              -           (230,000)                 -           230,000              -
     Mandatorily redeemable                             -            (38,750)                 -            38,750              -
  Cumulative preference stock - $25 par
    value
          Authorized 8,000,000 shares:
            issued none
  Preferred stock of subsidiary
     Not subject to mandatory redemption           440,000            440,000
     Subject to mandatory redemption                53,750             53,750
  Long-term debt                                 4,678,963               (137)                -         4,678,963            137
                                            ---------------   ----------------   ----------------  ---------------  -------------
  Total Capitalization                           7,847,827         (2,683,419)        2,702,083         7,606,936        222,227
                                            ---------------   ----------------   ----------------  ---------------  -------------

Current Liabilities:
  Short-term debt                                  110,000                (18)                -           110,000             18
  Long-term debt due within one year               628,325                  -                 -           628,325
  Sinking fund requirements on
     redeemable preferred stock
     of subsidiary                                   7,620                  -                 -             7,620              -
  Accounts payable                                 482,965            (10,849)               16           404,115         89,683
  Payable on outstanding bank checks                28,536                  -                 -            28,536              -
  Customers' deposits                               18,807                  -                 -            18,807              -
  Accrued taxes                                      9,881                  -                 -            10,867           (986)
  Accrued interest                                  98,408                  -                 -            98,408              -
  Accrued vacation pay                              34,607                  -                 -            34,607              -
  Deferred gain on hedging activity                 38,801                  -                 -            17,409         21,392
  Other                                            137,953                  -                 -           136,789          1,164
                                            ---------------   ----------------   ----------------   --------------  -------------
                                                 1,595,903            (10,867)               16         1,495,483        111,271
                                            ---------------   ----------------   ----------------   --------------  -------------

Regulatory and Other Liabilities:
  Accumulated deferred income taxes              1,472,818                  -                 -         1,479,032         (6,214)
  Employee pension and other benefits              218,569                  -                 -           218,569              -
  Unbilled gas revenues                             18,852                  -                 -            18,852              -
  Liability for swap contracts                     778,229                  -                 -           778,229              -
  Deferred gain on swap hedges                      66,405                  -                 -            66,405              -
  Other                                            358,732                  -                 -           358,732              -
                                            ---------------   ----------------   ----------------   --------------   ------------
                                                 2,913,605                  -                 -         2,919,819         (6,214)
                                            ---------------   ----------------   ----------------   --------------   ------------

Commitments and Contingencies:
  Liability for environmental restoration          285,000                  -                 -           285,000              -
                                            ---------------   ----------------   ----------------   --------------   ------------

                                            $   12,642,335    $   (2,694,286)    $    2,702,099     $  12,307,238    $   327,284
                                            ===============   ================   ================   ==============   ============


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                        S-4
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands of Dollars)


                                                                    Niagara       Niagara
                                                       Inter-        Mohawk       Mohawk         Opinac
                                                      Company       Holdings       Power          North
                                     Consolidated   Eliminations      Inc.      Corporation    America Inc.
                                     ------------   ------------   ----------   ------------   ------------
Operating Revenues:
    Electric                         $ 3,799,926          $ (20)         $ -    $ 3,239,253     $ 560,693
    Gas                                  733,197              -                     658,502        74,695
    Other                                  6,149              -            -              -         6,149
                                     ------------   ------------   ----------   ------------   ------------
                                       4,539,272            (20)           -      3,897,755       641,537
                                     ------------   ------------   ----------   ------------   ------------

Operating Expenses:
    Electricity purchased              1,714,946              -            -      1,175,923       539,023
    Fuel for electric generation          74,340              -            -         74,340             -
    Gas purchased                        434,044              -            -        357,524        76,520
    Other operation and
      maintenance expenses               913,710            (20)           -        888,067        25,663
    Amortization/accretion of
      MRA/IPP buyout costs               375,487              -            -        375,487             -
    Depreciation and amortization        312,337              -            -        311,803           534
    Other taxes                          284,558              -            -        283,511         1,047
                                     ------------   ------------   ----------   ------------   ------------
                                       4,109,422            (20)           -      3,466,655       642,787
                                     ------------   ------------   ----------   ------------   ------------

Operating Income (Loss)                  429,850              -            -        431,100        (1,250)

Other income (deductions)                (13,542)        47,027      (46,241)       (24,755)       10,427
                                     ------------   ------------   ----------   ------------   ------------

Income (Loss) Before Interest
  Charges                                416,308         47,027      (46,241)       406,345         9,177

Interest charges                         437,274              -            -        437,274             -
Preferred dividend requirement
  of subsidiary                           31,437         31,437            -              -             -
                                     ------------   ------------   ----------   ------------   ------------

Income (Loss) Before Income
  Taxes                                  (52,403)        15,590      (46,241)       (30,929)        9,177

Income taxes                              (6,769)             -          302         (9,526)        2,455
                                     ------------   ------------   ----------   ------------   ------------

Income (Loss) Before
  Extraordinary Item                     (45,634)        15,590      (46,543)       (21,403)        6,722

Extraordinary item - Loss
  from the extinguishment
  of debt, net of income taxes
  of $489                                   (909)             -            -           (909)            -
                                     ------------   ------------   ----------   ------------   ------------

Net Income (Loss)                        (46,543)        15,590      (46,543)       (22,312)        6,722

Dividends on preferred stocks                  -        (31,437)           -         31,437             -
                                     ------------   ------------   ----------   ------------   ------------

Balance Available for
  Common Stock                           (46,543)        47,027      (46,543)       (53,749)        6,722

Retained Earnings -Beginning
   of Year                               610,952       (395,591)     610,952        398,987        (3,396)
Dividend to Holdings                           -         46,132            -        (46,132)            -
                                     ------------   ------------   ----------   ------------   ------------
Retained Earnings -End of Year         $ 564,409     $ (302,432)   $ 564,409      $ 299,106       $ 3,326
                                     ============   ============   ==========   ============   ============

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                                                                       S-5
NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)
                                                                                        Niagara
                                                                     Inter-              Mohawk             NM               NM
                                                                     Company             Power           Properties     Receivables
                                              (Consolidated)      Eliminations        Corporation           Inc.          Corp. II
                                             -----------------   ----------------   -----------------   ------------    ------------
                ASSETS

Utility Plant:
    Electric plant                           $      7,179,329    $             -    $      7,179,329    $         -     $         -
    Nuclear fuel                                      672,259                  -             672,259              -               -
    Gas plant                                       1,310,649                  -           1,310,649              -               -
    Common plant                                      349,751                  -             349,751              -               -
    Construction work in progress                     289,634                  -             289,634              -               -
                                             -----------------   ----------------   -----------------   ------------    ------------
    Total Utility Plant                             9,801,622                  -           9,801,622              -               -
    Less:  Accumulated depreciation and
           amortization                             4,019,282                  -           4,019,282              -               -
                                             -----------------   ----------------   -----------------   ------------    ------------
    Net Utility Plant                               5,782,340                  -           5,782,340              -               -
                                             -----------------   ----------------   -----------------   ------------    ------------

Other Property and Investments:
    Investment in subsidiary companies
           - consolidated                                   -           (328,208)            328,203              -               5
    Investment                                        420,391                  -             411,409          8,982               -
                                             -----------------   ----------------   -----------------   ------------    ------------
                                                      420,391           (328,208)            739,612          8,982               5
                                             -----------------   ----------------   -----------------   ------------    ------------

Current Assets:
    Cash, including temporary cash investments
        of $48,123                                     75,025                  -              69,753          1,931              28
    Accounts receivable                               449,552             (4,096)             79,749          2,717               -
       Less:  Allowance for doubtful accounts         (59,100)                 -                   -              -               -
    Materials and supplies, at average costs:
       Oil for production of electricity                2,681                  -               2,681              -               -
       Gas storage                                     50,947                  -              50,947              -               -
       Other                                           90,750                  -              90,750              -               -
    Prepaid taxes                                       7,882                  -               7,882              -               -
    Swap hedges receivable                             49,911                  -              49,911              -               -
    Other                                              43,617                  -              39,495              -               -
                                             -----------------   ----------------   -----------------   ------------    ------------
                                                      711,265             (4,096)            391,168          4,648              28
                                             -----------------   ----------------   -----------------   ------------    ------------

Regulatory Assets:
    MRA regulatory asset                            3,328,720                  -           3,328,720              -               -
    Swap contracts regulatory asset                   625,103                  -             625,103              -               -
    Regulatory tax asset                              408,303                  -             408,303              -               -
    Deferred loss on sale of assets                   158,333                  -             158,333              -               -
    IPP buyout costs                                  234,117                  -             234,117              -               -
    Deferred environmental restoration costs          285,000                  -             285,000              -               -
    Unamortized debt expense                           39,823                  -              39,823              -               -
    Postretirement benefits other than pensions        45,084                  -              45,084              -               -
    Other                                             191,524                  -             191,524              -               -
                                             -----------------   ----------------   -----------------   ------------    ------------
                                                    5,316,007                  -           5,316,007              -               -
                                             -----------------   ----------------   -----------------   ------------    ------------

Other Assets                                           77,235                  -              77,235              -               -
                                             -----------------   ----------------   -----------------   ------------    ------------

                                             $     12,307,238    $      (332,304)   $     12,306,362    $    13,630     $        33
                                             =================   ================   =================   ============    ============

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                        S-6
NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)

                                                  NM                  NM
                                              Receivables           Uranium
                                                  LLC                Inc.
                                            ----------------    ----------------
                ASSETS

Utility Plant:
   Electric plant                           $             -     $             -
   Nuclear fuel                                           -                   -
   Gas plant                                              -                   -
   Common plant                                           -                   -
   Construction work in progress                          -                   -
                                            ----------------    ----------------
   Total Utility Plant                                    -                   -
   Less:  Accumulated depreciation and
          amortization                                    -                   -
                                            ----------------    ----------------
   Net Utility Plant                                      -                   -
                                            ----------------    ----------------

Other Property and Investments:
   Investment in subsidiary companies
          - consolidated                                  -                   -
   Investment                                             -                   -
                                            ----------------    ----------------
                                                          -                   -
                                            ----------------    ----------------

Current Assets:
   Cash, including temporary cash investments
       of $48,123                                     3,273                  40
   Accounts receivable                              371,182                   -
      Less:  Allowance for doubtful accounts        (59,100)                  -
   Materials and supplies, at average costs:
      Oil for production of electricity                   -                   -
      Gas storage                                         -                   -
      Other                                               -                   -
   Prepaid taxes                                          -                   -
   Swap hedges receivable                                 -                   -
   Other                                              4,122                   -
                                            ----------------    ----------------
                                                    319,477                  40
                                            ----------------    ----------------

Regulatory Assets:
   MRA regulatory asset                                   -                   -
   Swap contracts regulatory asset                        -                   -
   Regulatory tax asset                                   -                   -
   Deferred loss on sale of assets                        -                   -
   IPP buyout costs                                       -                   -
   Deferred environmental restoration costs               -                   -
   Unamortized debt expense                               -                   -
   Postretirement benefits other than pensions            -                   -
   Other                                                  -                   -
                                            ----------------    ----------------
                                                          -                   -
                                            ----------------    ----------------

Other Assets                                              -                   -
                                            ----------------    ----------------

                                            $       319,477     $            40
                                            ================    ================

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                                                                          S-7
NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)
                                                                                        Niagara
                                                                     Inter-              Mohawk            NM               NM
                                                                     Company             Power          Properties      Receivables
                                              (Consolidated)      Eliminations        Corporation          Inc.          Corp. II
                                             -----------------   ----------------   -----------------   -----------    ------------
    CAPITALIZATION AND LIABILITIES

Capitalization:
    Common stockholders' equity:
       Common stock - $1 par value;  authorized
           250,000,000 shares: issued
           187,364,863 shares                $        187,365    $             -    $        187,365    $        -     $         -
       Repurchase of Holdings stock, at cost         (407,193)                 -            (407,193)            -               -
       Capital stock premium and expense            2,362,404           (325,436)          2,362,404        10,783               3
       Accumulated other comprehensive income          (7,459)                 -              (7,459)            -               -
       Capital stock in subsidiary companies                -                (25)                  -             3               2
       Retained earnings                              299,106             (2,748)            299,106         2,730              18
                                             -----------------   ----------------   -----------------   -----------    ------------
                                                    2,434,223           (328,209)          2,434,223        13,516              23

    Cumulative preferred stock -
           $100 par value: Authorized 3,400,000
           shares: issued 2,268,000:
       Optionally redeemable                          210,000                  -             210,000             -               -
       Mandatorily redeemable                          15,000                  -              15,000             -               -
    Cumulative preferred stock -
        $25 par value: authorized 19,600,000
             shares: issued 7,982,801
       Optionally redeemable                          230,000                  -             230,000             -               -
       Mandatorily redeemable                          38,750                  -              38,750             -               -
    Cumulative preference stock -
       $25 par value: authorized 8,000,000
            shares: issued none                             -                  -                   -             -               -
    Long-term debt                                  4,678,963            (19,900)          4,678,963             -               -
                                             -----------------   ----------------   -----------------   -----------    ------------
    Total Capitalization                            7,606,936           (348,109)          7,606,936        13,516              23
                                             -----------------   ----------------   -----------------   -----------    ------------

Current Liabilities:
    Short-term debt                                   110,000                  -             110,000             -               -
    Long-term debt due within one year                628,325                  -             628,325             -               -
    Sinking fund requirements on redeemable
       preferred stock                                  7,620                  -               7,620             -               -
    Accounts payable                                  404,115             15,805             403,838           583               -
    Payable on outstanding bank checks                 28,536                  -              28,536             -               -
    Customers' deposits                                18,807                  -              18,807             -               -
    Accrued taxes                                      10,867                  -              10,857             -              10
    Accrued interest                                   98,408                  -              98,408             -               -
    Accrued vacation pay                               34,607                  -              34,607             -               -
    Deferred gain on hedging activity                  17,409                                 17,409
    Other                                             136,789                  -             135,731             -               -
                                             -----------------   ----------------   -----------------   -----------    ------------
                                                    1,495,483             15,805           1,494,138           583              10
                                             -----------------   ----------------   -----------------   -----------    ------------

Regulatory and Other Liabilities:
    Accumulated deferred income taxes               1,479,032                  -           1,479,501          (469)              -
    Employee pension and other benefits               218,569                  -             218,569             -               -
    Unbilled gas revenues                              18,852                  -              18,852             -               -
    Liability for swap contracts                      778,229                  -             778,229             -               -
    Deferred gain on swap hedges                       66,405                  -              66,405             -               -
    Other                                             358,732                  -             358,732             -               -
                                             -----------------   ----------------   -----------------   -----------    ------------
                                                    2,919,819                  -           2,920,288          (469)              -
                                             -----------------   ----------------   -----------------   -----------    ------------

Commitments and Contingencies:

    Liability for environmental restoration           285,000                  -             285,000             -               -
                                             -----------------   ----------------   -----------------   -----------    ------------

                                             $     12,307,238    $      (332,304)   $     12,306,362    $   13,630     $        33
                                             =================   ================   =================   ===========    ============

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                       S-8
NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)

                                                  NM                  NM
                                              Receivables           Uranium
                                                  LLC                Inc.
                                            ----------------    ----------------
    CAPITALIZATION AND LIABILITIES

Capitalization:
   Common stockholders' equity:
      Common stock - $1 par value;  authorized
          250,000,000 shares: issued
          187,364,863 shares                              -                   -
      Repurchase of Holdings stock, at cost               -                   -
      Capital stock premium and expense             314,723                 (73)
      Accumulated other comprehensive income              -                   -
      Capital stock in subsidiary companies               -                  20
      Retained earnings                                   -                   -
                                            ----------------    ----------------
                                                    314,723                 (53)

   Cumulative preferred stock -
          $100 par value: Authorized 3,400,000
          shares: issued 2,268,000:
      Optionally redeemable                               -                   -
      Mandatorily redeemable                              -                   -
   Cumulative preferred stock -
       $25 par value: authorized 19,600,000
            shares: issued 7,982,801
      Optionally redeemable                               -                   -
      Mandatorily redeemable                              -                   -
   Cumulative preference stock -
      $25 par value: authorized 8,000,000
           shares: issued none                            -                   -
   Long-term debt                                    19,900                   -
                                            ----------------    ----------------
   Total Capitalization                             334,623                 (53)
                                            ----------------    ----------------

Current Liabilities:
   Short-term debt                                        -                   -
   Long-term debt due within one year                     -                   -
   Sinking fund requirements on redeemable
      preferred stock                                     -                   -
   Accounts payable                                 (16,204)                 93
   Payable on outstanding bank checks                     -                   -
   Customers' deposits                                    -                   -
   Accrued taxes                                          -                   -
   Accrued interest                                       -                   -
   Accrued vacation pay                                   -                   -
   Deferred gain on hedging activity                      -                   -
   Other                                              1,058                   -
                                            ----------------    ----------------
                                                    (15,146)                 93
                                            ----------------    ----------------

Regulatory and Other Liabilities:
   Accumulated deferred income taxes                      -                   -
   Employee pension and other benefits                    -                   -
   Unbilled gas revenues                                  -                   -
   Liability for swap contracts                           -                   -
   Deferred gain on swap hedges                           -                   -
   Other                                                  -                   -
                                            ----------------    ----------------
                                                          -                   -
                                            ----------------    ----------------

Commitments and Contingencies:

   Liability for environmental restoration                -                   -
                                            ----------------    ----------------

                                            $       319,477     $            40
                                            ================    ================

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                        S-9
NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands of Dollars)

                                                                                   Niagara
                                                                 Inter-             Mohawk              NM                NM
                                                                 Company            Power           Properties        Receivables
                                             Consolidated      Eliminations       Corporation           Inc.            Corp. II
                                           ---------------   ----------------   ---------------   ---------------   ----------------

Operating Revenues:
    Electric                               $    3,239,253    $             -    $    3,239,253    $            -    $             -
    Gas                                           658,502                  -           658,502                 -                  -

                                           ---------------   ----------------   ---------------   ---------------   ----------------
                                                3,897,755                  -         3,897,755                 -                  -
                                           ---------------   ----------------   ---------------   ---------------   ----------------

Operating Expenses:
    Electricity purchased                       1,175,923                  -         1,175,923                 -                  -
    Fuel for electric generation                   74,340                  -            74,340                 -                  -
    Gas purchased                                 357,524                  -           357,524                 -                  -
    Other operation and maintenance
      expenses                                    888,067                (20)          918,649                 -                  7
    Amortization/accretion of MRA
      regulatory asset/IPP buyout costs           375,487                  -           375,487                 -                  -
    Depreciation and amortization                 311,803                  -           311,803                 -                  -
    Other taxes                                   283,511                  -           283,511                 -
                                           ---------------   ----------------   ---------------   ---------------   ----------------
                                                3,466,655                (20)        3,497,237                 -                  7
                                           ---------------   ----------------   ---------------   ---------------   ----------------

Operating Income (Loss)                           431,100                 20           400,518                 -                 (7)

Other income (deductions)                         (24,755)           (34,450)            5,443             1,241                 20
                                           ---------------   ----------------   ---------------   ---------------   ----------------

Income (Loss) Before Interest Charges             406,345            (34,430)          405,961             1,241                 13

Interest charges                                  437,274             (4,634)          437,274                 -                  -
                                           ---------------   ----------------   ---------------   ---------------   ----------------

Income (Loss) Before Income Taxes                 (30,929)           (29,796)          (31,313)            1,241                 13

Income taxes                                       (9,526)                 -            (9,910)              379                  5
                                           ---------------   ----------------   ---------------   ---------------   ----------------

Income (Loss) Before Extraordinary Item           (21,403)           (29,796)          (21,403)              862                  8

Extraordinary item - Loss from the
    extinguishment of debt, net of                   (909)                 -              (909)                -                  -
    income taxes of $489                   ---------------   ----------------   ---------------   ---------------   ----------------

Net Income (Loss)                                 (22,312)           (29,796)          (22,312)              862                  8

Dividends on preferred stocks                      31,437                  -            31,437                 -                  -
                                           ---------------   ----------------   ---------------   ---------------   ----------------

Balance Available for Common Stock                (53,749)           (29,796)          (53,749)              862                  8

Retained Earnings -Beginning of Year              398,987             (1,878)          398,987             1,868                 10
Dividend to Holdings                              (46,132)                 -           (46,132)                -                  -
Partnership in NM Receivables                           -             28,926                 -                 -                  -
                                           ---------------   ----------------   ---------------   ---------------   ----------------
Retained Earnings -End of Year             $      299,106    $        (2,748)   $      299,106    $        2,730    $            18
                                           ===============   ================   ===============   ===============   ================



NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                       S-10
NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands of Dollars)

                                                     NM                NM
                                                Receivables         Uranium
                                                    LLC.              Inc.
                                               ---------------   ---------------

Operating Revenues:
  Electric                                     $            -    $            -
  Gas                                                       -                 -
                                               ---------------   ---------------
                                                            -                 -
                                               ---------------   ---------------

Operating Expenses:
  Electricity purchased                                     -                 -
  Fuel for electric generation                              -                 -
  Gas purchased                                             -                 -
  Other operation and maintenance expenses            (30,569)                -

  Amortization/accretion of MRA regulatory                  -
    asset/IPP buyout costs
  Depreciation and amortization                             -                 -
  Other taxes                                               -                 -
                                               ---------------   ---------------
                                                      (30,569)                -
                                               ---------------   ---------------

Operating Income (Loss)                                30,569                 -

Other income (deductions)                               2,991                 -
                                               ---------------   ---------------

Income (Loss) Before Interest Charges                  33,560                 -

Interest charges                                        4,634                 -
                                               ---------------   ---------------

Income (Loss) Before Income Taxes                      28,926                 -

Income taxes                                                -                 -
                                               ---------------   ---------------

Income (Loss) Before Extraordinary Item                28,926                 -

Extraordinary item - Loss from the
  extinguishment of debt, net of
  income taxes of $489                                      -                 -
                                               ---------------   ---------------

Net Income (Loss)                                      28,926                 -

Dividends on preferred stocks                               -                 -
                                               ---------------   ---------------

Balance Available for Common Stock                     28,926                 -

Retained Earnings -Beginning of Year                        -                 -
Dividend to Holdings                                        -                 -
Partnership in NM Receivables                         (28,926)                -
                                               ---------------   ---------------
Retained Earnings -End of Year                 $            -    $            -
                                               ===============   ===============

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                      S-11
NM PROPERTIES, INC. AND SUBSIDIARY COMPANIES
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)



                                                                        Inter-         City &     Arbuckle
                               Reported                Consolidated    Company        Country      Acres     Landwest     Oprop Co.
                                Total      Reclasses      Total      Eliminations   Realty Inc.     Inc.       Inc.          Inc.
                             ------------  ----------  ------------  ------------   -----------   --------  ----------  ------------
 ASSETS

 Cash                        $     1,931   $       -   $     1,931   $         -    $        -    $     -   $     429   $        33
 Receivables                       2,717           -         2,717             -             -        148         678           310
 Due from affiliates                   -           -             -          (987)            -          -           -             -
 Investment in subsidiaries            -        (385)          385       (12,596)            -          -           -             -
 Investment in development
   project                         8,982         385         8,597             -             -          -        (229)        4,987
 Deferred federal income
   taxes                               -        (469)          469             -             -          -         205             -
 Organization costs                    -           -             -             -             -          -           -             -
                             ------------  ----------  ------------  ------------   -----------  ---------  ----------  ------------

 TOTAL ASSETS                $    13,630   $    (469)  $    14,099   $   (13,583)   $        -   $    148   $   1,083   $     5,330
                             ============  ==========  ============  ============   ===========  =========  ==========  ============

 LIABILITIES &
 CAPITALIZATION

 Accounts payable            $       583   $     487   $        96   $         -    $        -   $      -   $       -   $        19
 Purchase deposits held                -         (90)           90             -             -          -           2             -
 Accrued NY franchise tax              -           -             -             -             -          -           -             -
 Due to parent                         -        (397)          397          (989)            -          -          80          (112)
 Deferred federal income
   taxes                            (469)       (469)            -             -             -          -           -             -
                             ------------  ----------  ------------  ------------   -----------  ---------  ----------  ------------
                                     114        (469)          583          (989)            -          -          82           (93)
                             ------------  ----------  ------------  ------------   -----------  ---------  ----------  ------------

 Shareholder Equity:
    Common stock                       3           -             3            (4)            -          -           -             1
    Paid in capital               10,783           -        10,783       (10,842)            5          -         614         6,120
    Retained earnings              2,730           -         2,730        (1,748)           (5)       148         387          (698)
                             ------------  ----------  ------------  ------------   -----------  ---------  ----------  ------------
                                  13,516           -        13,516       (12,594)            -        148       1,001         5,423
                             ------------  ----------  ------------  ------------   -----------  ---------  ----------  ------------

 TOTAL LIABILITIES

 AND EQUITY                  $    13,630   $    (469)  $    14,099   $   (13,583)   $        -   $    148   $   1,083   $     5,330
                             ============  ==========  ============  ============   ===========  =========  ==========  ============


 NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                     S-12
 NM PROPERTIES, INC. AND SUBSIDIARY COMPANIES
 CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
 (In Thousands of Dollars)




                              Land Mgmt. &  Upper Hudson     Hudson                      Moreau        Salmon          NM
                              Development   Development      Pointe       Riverview       Park         Shores      Properties
                                 Inc.           Inc.          Inc.          Inc.          Inc.          Inc.          Inc.
                              ------------  ------------- -------------  ------------  ------------  ------------  ------------
 ASSETS

 Cash                         $       568   $        203  $        100   $       221   $        15    $        3    $      359
 Receivables                        1,474              3             -            19            64             -            21
 Due from affiliates                    -              -             -             -             -             -           987
 Investment in subsidiaries           386              -             -             -             -             -        12,595
 Investment in development
   project                          1,473            940           103           297           718           308             -
 Deferred federal income
   taxes                              191             73             -             -             -             -             -
 Organization costs                     -              -             -             -             -             -             -
                              ------------  ------------- -------------  ------------  ------------  ------------  ------------

 TOTAL ASSETS                 $     4,092   $      1,219  $        203   $       537   $       797   $     $ 311   $    13,962
                              ============  ============= =============  ============  ============  ============  ============

 LIABILITIES &
 CAPITALIZATION

 Accounts payable             $        17   $          7  $          1   $         4   $         1   $         1   $        46
 Purchase deposits held                78              3             -             7             -             -             -
 Accrued NY franchise tax               -              -             -             -             -             -             -
 Due to parent                        527             77            13            91            30           280           400
 Deferred federal income
   taxes                                -              -             -             -             -             -             -
                              ------------  ------------- -------------  ------------  ------------  ------------  ------------
                                      622             87            14           102            31           281           446
                              ------------  ------------- -------------  ------------  ------------  ------------  ------------

 Shareholder Equity:
    Common stock                        1              1             -             1             -             -             3
    Paid in capital                 1,888            949           135           355           674           102        10,783
    Retained earnings               1,581            182            54            79            92           (72)        2,730
                              ------------  ------------- -------------  ------------  ------------  ------------  ------------
                                    3,470          1,132           189           435           766            30        13,516
                              ------------  ------------- -------------  ------------  ------------  ------------  ------------



 TOTAL LIABILITIES & EQUITY   $     4,092   $      1,219  $        203   $       537   $       797   $       311   $    13,962
                              ============  ============= =============  ============  ============  ============  ============

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                      S-13
NM PROPERTIES, INC. AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands of Dollars)


                                                                    Inter-        City &     Arbuckle
                           Reported                  Consolidated   Company      Country       Acres      Landwest     Oprop Co.
                             Total      Reclasses      Total      Eliminations  Realty Inc.    Inc.         Inc.         Inc.
                          ------------ ------------  -----------  ------------  -----------  ----------  -----------  ------------
Operating Revenues:
     Property sales       $         -  $    (3,569)  $    3,569   $         -   $        -   $     294   $      318   $       380
     Sales of timber                -         (914)         914             -            -           -            -             -
     Rent and other income          -          (79)          79             -            -           -           53             -
                          ------------ ------------  -----------  ------------  -----------  ----------  -----------  ------------

                                    -       (4,562)       4,562             -            -         294          371           380
                          ------------ ------------  -----------  ------------  -----------  ----------  -----------  ------------

Operating Expenses:
     Cost of property sold          -       (2,041)       2,041             -            -         145          194           483
     Logging operations             -          (50)          50             -            -           -            -             -
       expense
     Accounting                     -          (34)          34             -            2           -            3             2
     Legal                          -          (23)          23             -            -           -            8             1
     Insurance                      -          (25)          25             -            -           -            2             2
     Building maintenance           -          (14)          14             -            -           -            -             -
     Advertising and                -          (15)          15             -            -           -            -             -
       promotion
     Management                     -         (157)         157             -            3           -            2            29
     NYS franchise tax              -           86          (86)            -           (1)          1          (13)            2
     Amortization of org.
       costs                        -           (1)           1             -            -           -            -             -
     Consulting fees                -         (182)         182             -            -           -            7            17
     Property taxes                 -         (462)         462             -            -           -            1             3
     Other (net)                    -           (3)           3             -            -           -            -             -
                          ------------ ------------  -----------  ------------  -----------  ----------  -----------  ------------
                                    -       (2,921)       2,921             -            4         146          204           539
                          ------------ ------------  -----------  ------------  -----------  ----------  -----------  ------------

Operating Income (Loss)             -       (1,641)       1,641             -           (4)        148          167          (159)

Other income (deductons)        1,241        1,786         (545)            -            -           -            -             -

Interest income                     -         (276)         276             -            -           -           44             2

Equity in subs earnings             -           46          (46)         (910)           -           -            -             -
                          ------------ ------------  -----------  ------------  -----------  ----------  -----------  ------------

Income (Loss) Before
   Income Taxes                 1,241          (85)       1,326          (910)          (4)        148          211          (157)

Income taxes                      379          (85)         464             -           (1)          -           74           (55)
                          ------------ ------------  -----------  ------------  -----------  ----------  -----------  ------------

Net Income (Loss)                 862            -          862          (910)          (3)        148          137          (102)

Retained Earnings -
Beginning of Year               1,868            -        1,868        (1,663)          (2)          -          250          (596)
                          ------------ ------------  -----------  ------------  -----------  ----------  -----------  ------------

Dividend to NM Properties                                     -          (825)
Retained Earnings -
End of Year               $     2,730  $         -   $    2,730   $    (1,748)  $       (5)  $     148   $      387   $      (698)
                          ============ ============  ===========  ============  ===========  ==========  ===========  ============


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                       S-14
NM PROPERTIES, INC. AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands of Dollars)


                            Land Mgmt.&  Upper Hudson   Hudson                     Moreau       Salmon          NM
                            Development  Development    Pointe      Riverview       Park        Shores      Properties
                               Inc.         Inc.         Inc.          Inc.         Inc.         Inc.          Inc.
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------
Operating Revenues:
  Property sales            $    1,554   $      443   $       117   $      463   $         -  $         -   $        -
  Sales of timber                  914            -             -            -             -            -            -
  Rent and other income             19            -             -            4             -            -            3
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------
                                 2,487          443           117          467             -            -            3
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------

Operating Expenses:
  Cost of property sold            711          208            80          220             -            -            -
  Logging operations expense        47            3             -            -             -            -            -
  Accounting                         6            2             2            2             3            3            9
  Legal                             11            -             -            2             -            -            1
  Insurance                         10            2             2            2             2            2            1
  Building maintenance              14            -             -            -             -            -            -
  Advertising and promotion          9            -             -            -             -            -            6
  Management                        41           13             4            9             2            2           52
  NYS franchise tax                (58)           2            (1)          (9)            8            -          (17)
  Amortization of org. costs         -            -             1            -             -            -            -
  Consulting fees                   81            2             -            3             -            -           72
  Property taxes                   424           17             4            4             9            -            -
  Other (net)                        1            -             -            -             -            -            2
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------
                                 1,297          249            92          233            24            7          126
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------

Operating Income (Loss)          1,190          194            25          234           (24)          (7)        (123)

Other income (deductons)          (545)           -             -            -             -            -            -

Interest income                    135           23             7           15             1            -           49

Equity in subs earnings            (35)           -             -            -             -          (11)         910
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------

Income (Loss) Before
   Income Taxes                    745          217            32          249           (23)         (18)         836

Income taxes                       312           76            11           87            (8)          (6)         (26)
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------

Net Income (Loss)                  433          141            21          162           (15)         (12)         862

Retained Earnings -
Beginning of Year                1,148          491           108          217           107          (60)       1,868
                            -----------  -----------  ------------  -----------  ------------ ------------  -----------

Dividend to NM Properties                       450            75          300
Retained Earnings -
End of Year                 $    1,581   $      182   $        54   $       79   $        92  $       (72)  $    2,730
                            ===========  ===========  ============  ===========  ============ ============  ===========


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                      S-15
OPINAC NORTH AMERICA INC. AND SUBSIDIARY COMPANIES
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)


                                                                Inter-             Opinac                               Opinac
                                            Reported           Company             North              NM                Energy
                                             Total           Eliminations       America Inc.         Energy           Corporation
                                        ----------------   -----------------   ----------------   ---------------   ----------------
            ASSETS

Other Property and Investments:
    Other investments                   $       175,645    $              -    $        72,750    $       14,828    $        88,067
    Investments - subsidiaries                        -            (172,942)           172,942
                                        ----------------   -----------------   ----------------   ---------------   ----------------
                                                175,645            (172,942)           245,692            14,828             88,067
                                        ----------------   -----------------   ----------------   ---------------   ----------------

Current Assets:
    Cash & temporary investments                 15,367                                    488            13,573              1,306
    Accounts receivable                         105,517                 (52)                52           103,535              1,982
      Less: Allowance for doubtful
              accounts                           (3,500)                                                  (3,500)
    Gas stored underground                        2,916                                                    2,916
    Other                                        30,493                                                   30,493                  -
                                        ----------------   -----------------   ----------------   ---------------   ----------------
                                                150,793                 (52)               540           147,017              3,288
                                        ----------------   -----------------   ----------------   ---------------   ----------------

Other Assets                                        846                                                      846                  -
                                        ----------------   -----------------   ----------------   ---------------   ----------------


    TOTAL ASSETS                        $       327,284    $       (172,994)   $       246,232    $      162,691    $        91,355
                                        ================   =================   ================   ===============   ================


              CAPITALIZATION
              AND LIABILITIES
    Common stock                        $             1    $         (7,433)   $             1    $            -    $         7,433
    Paid in surplus                             243,165             (99,336)           243,165            78,000             21,336
    Retained earnings                             3,326             (61,616)             3,326           (21,233)            82,849
    Translation adjustment/Accumulated                -
      other comprehensive income                (24,402)             (4,557)                 -                 -            (19,845)
                                        ----------------   -----------------   ----------------   ---------------   ----------------
                                                222,090            (172,942)           246,492            56,767             91,773
                                        ----------------   -----------------   ----------------   ---------------   ----------------

    Long-term debt                                  137                 (26)               163                 -                  -
                                        ----------------   -----------------   ----------------   ---------------   ----------------

Current Liabilities:
    Short-term debt                                  18                                                       18
    Accounts payable                             89,683                 (38)                 6            89,674                 41
    Accrued taxes                                  (986)                  -               (491)                -               (495)
    Deferred gain on hedging
      activity                                   21,392                                                   21,392
    Other                                         1,164                  12                 62             1,090                  -
                                        ----------------   -----------------   ----------------   ---------------   ----------------
                                                111,271                 (26)              (423)          112,174               (454)
                                        ----------------   -----------------   ----------------   ---------------   ----------------

    Accumulated deferred income
      taxes                                      (6,214)                  -                  -            (6,250)                36
    Other                                             -                   -                  -                 -                  -
                                                           -----------------   ----------------   ---------------   ----------------
                                        ----------------   -----------------   ----------------   ---------------   ----------------
                                                 (6,214)                  -                  -            (6,250)                36
                                        ----------------   -----------------   ----------------   ---------------   ----------------

    TOTAL CAPITALIZATION
       & LIABILITIES                    $       327,284    $       (172,994)   $       246,232    $      162,691    $        91,355
                                        ================   =================   ================   ===============   ================


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                      S-16
OPINAC NORTH AMERICA INC. AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands of Dollars)

                                                               Inter-             Opinac                                 Opinac
                                         Reported            Company              North                NM               Energy
                                           Total           Eliminations       America Inc.           Energy           Corporation
                                      ----------------   -----------------   ----------------   -----------------   ----------------
Operating Revenues:
    Electric                          $       560,693    $              -    $             -    $        560,693    $             -
    Gas                                        74,695                   -                  -              74,695                  -
    Other                                       6,149                   -                  -               6,149                  -
                                      ----------------   -----------------   ----------------   -----------------   ----------------
                                              641,537                   -                  -             641,537                  -
                                      ----------------   -----------------   ----------------   -----------------   ----------------

Operating Expenses:
    Electricity purchased                     539,023                   -                  -             539,023                  -
    Gas purchased                              76,520                   -                  -              76,520                  -
    Other operation and maintenance
      expenses                                 25,663                (272)                 -              25,935                  -
    Depreciation and amortization                 534                   -                  -                 534                  -
    Other taxes                                 1,047                   -                  -               1,047                  -
                                      ----------------   -----------------   ----------------   -----------------   ----------------
                                              642,787                (272)                 -             643,059                  -
                                      ----------------   -----------------   ----------------   -----------------   ----------------

Operating Loss                                 (1,250)                272                  -              (1,522)                 -

    Subsidiary earnings                             -              (7,464)             7,464                   -                  -
    Other income (deductions)                  10,427                (272)              (651)              2,505              8,845
                                      ----------------   -----------------   ----------------   -----------------   ----------------

Income  Before Income Taxes                     9,177              (7,464)             6,813                 983              8,845

    Income taxes                                2,455                   -                 91                 381              1,983
                                      ----------------   -----------------   ----------------   -----------------   ----------------

Net Income                                      6,722              (7,464)             6,722                 602              6,862

Retained earnings, Beginning of Year           (3,396)            (61,520)            (3,396)            (21,835)            83,355

    Dividends paid                                  -               7,368                  -                   -             (7,368)
                                      ----------------   -----------------   ----------------   -----------------   ----------------

Retained Earnings, End of Year        $         3,326    $        (61,616)   $         3,326    $        (21,233)   $        82,849
                                      ================   =================   ================   =================   ================


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                       S-20
OPINAC ENERGY CORPORATION
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands of Dollars)

                      Opinac      Opinac
                      Energy      Energy
                      Corp.        Corp.       Opinac                      CNP Ltd.       Inter        1161557
                      Total        Total       Energy                   Consolidated     Company       Ontario
                     US Dollar   Canadian    Corporation    Reclasses       Total      Eliminations    Limited   CNP Ltd.   CNP Inc.
                     ---------  ----------  -------------  -----------  -------------  ------------  ----------  --------  ---------
Electric Revenue     $      -   $       -   $        -     $  (43,324)  $   43,324     $  (10,987)   $      18   $ 32,355  $ 21,938
                     ---------  ----------  -------------  -----------  -------------  ------------  ----------  --------  ---------

Operating Expenses:
 Electric utility           -           -                     (14,272)      14,272        (11,360)          45      8,229    17,358
 Administration             -           -            -         (4,624)       4,624              -            -      4,624         -
 Depreciation               -           -            -         (2,699)       2,699              -            1        710     1,988
                     ---------  ----------  -------------  -----------  -------------  ------------  ----------  --------  ---------
                            -           -            -        (21,595)      21,595        (11,360)          46     13,563    19,346
                     ---------  ----------  -------------  -----------  -------------  ------------  ----------  --------  ---------

Operating Income
 (Loss)                     -           -            -        (21,729)      21,729            373          (28)    18,792     2,592

Other Income and
 Deductions:
  Taxes                     -           -            -              -            -             -             -         -
  Other income          8,845      13,167       13,167              -            -         (3,638)          (1)     3,774      (135)
  Other deductions-
   interco.                 -           -            -              -            -         (1,578)           -        705       873
  Interest expense          -           -            -         (1,814)       1,814         (1,604)           -      2,172     1,246
                     ---------  ----------  -------------  -----------  -------------  ------------  ----------  --------  ---------

Income(Loss) Before
 Income Taxes           8,845      13,167       13,167        (19,915)      19,915            (83)         (29)    19,689       338

Income taxes            1,983       2,963        2,963         (7,493)       7,493              -            -      7,267       226
                     ---------  ----------  -------------  -----------  -------------  ------------  ----------  --------  ---------

Net Income (Loss)       6,862      10,204       10,204        (12,422)      12,422            (83)         (29)    12,422       112

Retained earnings -
 beginning of year     83,355     104,849      104,849        (25,879)      25,879           (288)         (24)    25,879       312

Dividends paid         (7,368)    (10,774)     (10,774)        20,000      (20,000)             -            -    (20,000)        -
                            -           -            -              -            -              -            -          -         -
                     ---------  ----------  -------------  -----------  -------------  ------------  ----------  --------  ---------

Retained Earnings -
 End of Year         $ 82,849   $ 104,279   $  104,279     $  (18,301)  $   18,301     $     (371)   $     (53)  $ 18,301  $    424
                     =========  ==========  =============  ===========  =============  ============  ==========  ========  =========


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                      S-17
NIAGARA MOHAWK ENERGY INC. AND SUBSIDIARY COMPANIES
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)

                                                                                           Inter-                     Niagara Mohawk
                                              Reported                    Consolidated    Company           NM            Energy
                                               Total*      Reclasses          Total      Eliminations      Energy     Marketing Inc.
                                            ------------  -----------    --------------  ------------    -----------  --------------
                   ASSETS

Other Property and Investments:

     Other investments                      $    14,828   $        -     $      14,828   $         -     $   14,828   $          -
     Investments - subsidiaries                       -            -                 -         8,638         (8,638)             -
                                            ------------  -----------    --------------  ------------    -----------  -------------
                                                 14,828            -            14,828         8,638          6,190              -
                                            ------------  -----------    --------------  ------------    -----------  -------------

Current Assets:

     Cash & temporary investments                13,573            -            13,573             -         14,316           (743)
     Accounts receivable                        103,535            -           103,535       (33,171)        37,878         98,828
        Less: Allowance for doubtful accounts    (3,500)           -            (3,500)            -           (812)        (2,688)
     Gas stored underground                       2,916            -             2,916             -              -          2,916
     Other                                       30,493            -            30,493             -            405         30,088
                                            ------------  -----------    --------------  ------------    -----------  -------------
                                                147,017            -           147,017       (33,171)        51,787        128,401
                                            ------------  -----------    --------------  ------------    -----------  -------------

Other Assets                                        846            -               846             -            669            177
                                            ------------  -----------    --------------  ------------    -----------  -------------

     TOTAL ASSETS                           $   162,691   $        -     $     162,691   $   (24,533)    $   58,646   $    128,578
                                            ============  ===========    ==============  ============    ===========  =============


               CAPITALIZATION
              AND LIABILITIES

     Common stock                                   $ -            -               $ -         $ (10)           $ -            $ 10
     Paid in surplus                             78,000            -            78,000             -         78,000               -
     Retained earnings                          (21,233)           -           (21,233)        8,648        (21,233)         (8,648)
                                            ------------  -----------    --------------  ------------    -----------  --------------
                                                 56,767            -            56,767         8,638         56,767          (8,638)
                                            ------------  -----------    --------------  ------------    -----------  --------------

Current Liabilities:

     Short-term debt                                 18            -                18             -              -              18
     Accounts payable                            89,674            -            89,674       (33,171)         2,976         119,869
     Deferred gain on hedging activity           21,392            -            21,392             -              -          21,392
     Other                                        1,090            -             1,090             -            819             271
                                            ------------  -----------    --------------  ------------    -----------  --------------
                                                112,174            -           112,174       (33,171)         3,795         141,550
                                            ------------  -----------    --------------  ------------    -----------  --------------

     Accumulated deferred income taxes           (6,250)           -            (6,250)            -         (1,916)         (4,334)
     Other                                            -            -                 -             -              -               -
                                            ------------  -----------    --------------  ------------    -----------  --------------
                                                 (6,250)           -            (6,250)            -         (1,916)         (4,334)
                                            ------------  -----------    --------------  ------------    -----------  --------------

     TOTAL CAPITALIZATION
        & LIABILITIES                       $   162,691   $        -     $     162,691   $   (24,533)    $   58,646   $     128,578
                                            ============  ===========    ==============  ============    ===========  ==============

* Niagara Mohawk Energy India Private Ltd. And Dolphin Investments International Inc. were dissolved in 2000.

NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                       S-18
NIAGARA MOHAWK ENERGY INC. AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In Thousands of Dollars)

                                                                                              Niagara       Niagara
                                                                                              Mohawk        Mohawk        Dolphin
                                                                    Inter-                    Energy        Energy      Investments
                            Reported               Consolidated    Company         NM        Marketing      India      International
                             Total     Reclasses      Total      Eliminations    Energy         Inc.     Private Ltd.       Inc.
                           ----------  ----------  ------------  ------------  -----------  -----------  ------------  -------------
Operating Revenue:
 Electric                  $ 560,693   $     -     $  560,693    $       -     $        -   $  560,693   $       -     $        -
 Gas                          74,695         -         74,695            -              -       74,695           -              -
 Other                         6,149         -          6,149            -          6,149            -           -              -
                           ----------  ----------  ------------  ------------  -----------  -----------  ------------  -------------
                             641,537         -        641,537            -          6,149      635,388           -              -
                           ----------  ----------  ------------  ------------  -----------  -----------  ------------  -------------

Operating Expenses:
 Electricity purchased       539,023                  539,023                                  539,023
 Gas purchased                76,520                   76,520                                   76,520
 Other operation and
     maintenance expenses     25,935         -         25,935            -         11,640       14,291           -              4
 Other taxes                   1,047         -          1,047            -            391          656           -              -
 Depreciation and
   amortization                  534         -            534            -            115          419           -              -
                           ----------  ----------  ------------  ------------  -----------  -----------  ------------  -------------
                             643,059         -        643,059            -         12,146      630,909           -              4
                           ----------  ----------  ------------  ------------  -----------  -----------  ------------  -------------

Operating Income (Loss)       (1,522)        -         (1,522)           -         (5,997)       4,479           -             (4)

Other Income and
 Deductions:
 Income taxes                   (381)        -           (381)           -          1,163       (1,544)          -              -
 Other income (deductions)     2,505         -          2,505            -          2,589          (95)          -             11
 Loss in affiliates                -         -              -        3,155         (3,155)           -           -              -
                           ----------  ----------  ------------  ------------  -----------  -----------  ------------  -------------

Net Income                       602         -            602       (3,155)           910        2,840           -              7

Retained earnings -
 beginning of year           (21,835)        -        (21,835)      13,470        (21,835)     (11,488)       (950)        (1,032)

Transfer to NME                    -                        -       (1,667)          (308)                     950          1,025
                           ----------  ----------  ------------  ------------  -----------  -----------  ------------  -------------

Retained Earnings -
 End of Year               $ (21,233)  $     -     $  (21,233)   $   8,648     $  (21,233)  $   (8,648)  $       -     $        -
                           ==========  ==========  ============  ============  ===========  ===========  ============  =============

                        *Niagara Mohawk Energy India Private Ltd. And Dolphin International Inc. were dissolved in 2000.


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                                                                           S-19
OPINAC ENERGY CORPORATION
CONSOLIDATING BALANCE SHEET AT DECEMBER 31, 2000
(In Thousands of Dollars)

                                     Opinac           Opinac
                                   Energy Corp.     Energy Corp.    Opinac                         CNP Ltd.
                                      Total            Total        Energy                      Consolidated
                                    US Dollar*        Canadian    Corporation     Reclasses         Total
                                  -------------    ------------- -------------  -------------   -------------
           ASSETS

Utility Plant (Net)               $          -     $          -  $          -   $    (50,355)   $     50,355
                                  -------------    ------------- -------------  -------------   -------------

Other Property and Investments:

Other investments                       88,067          131,995       122,846          5,918           3,231
Investments - subsidiaries                   -                -             -              -               -
                                  -------------    ------------- -------------  -------------   -------------
                                        88,067          131,995       122,846          5,918           3,231
                                  -------------    ------------- -------------  -------------   -------------

Current Assets:

Cash & temporary investments             1,306            1,958         1,958          2,643          (2,643)
Accounts receivable                      1,982            2,971         2,971         (5,375)          5,375
Inventory                                    -                -             -           (905)            905
                                  -------------    ------------- -------------  -------------   -------------
                                         3,288            4,929         4,929         (3,637)          3,637
                                  -------------    ------------- -------------  -------------   -------------

Deferred pension costs                       -                -             -         (3,775)          3,775
Other assets                                 -                -             -           (913)            913
                                  -------------    ------------- -------------  -------------   -------------
                                             -                -             -         (4,688)          4,688
                                  -------------    ------------- -------------  -------------   -------------

TOTAL ASSETS                      $     91,355     $    136,924  $    127,775   $    (52,762)   $     61,911
                                  =============    ============= =============  =============   =============


       CAPITALIZATION
      AND LIABILITIES

Common stock                      $      7,433     $      9,007  $      9,007   $          -    $          -
Paid in surplus                         21,336           24,264        24,264           (894)            894
Retained earnings                       82,849          104,279       104,279        (18,301)         18,301
Translation adjustment/Accumulated
  other comprehensive income           (19,845)               -             -              -               -
Minority interest                            -                -        (9,149)         9,149               -
                                  -------------    ------------- -------------  -------------   -------------
                                        91,773          137,550       128,401        (10,046)         19,195
                                  -------------    ------------- -------------  -------------   -------------

Long-term debt                               -                -             -        (32,000)         32,000
                                  -------------    ------------- -------------  -------------   -------------

Accounts payable                            41               63            63         (5,336)          5,336
Income taxes payable                      (495)            (743)         (743)          (421)            421
Deferred taxes payable                       -                -             -           (967)            967
                                  -------------    ------------- -------------  -------------   -------------
                                          (454)            (680)         (680)        (6,724)          6,724
                                  -------------    ------------- -------------  -------------   -------------

Accumulated deferred income taxes           36               54            54              -               -
Deferred credits                             -                -             -         (3,992)          3,992
                                  -------------    ------------- -------------  -------------   -------------

TOTAL LIABILITIES
   & CAPITALIZATION               $     91,355     $    136,924  $    127,775   $    (52,762)   $     61,911
                                  =============    ============= =============  =============   =============




                                  Inter-Company      1161557
                                   Eliminations      Ontario
                                  and Reclasses      Limited        CNP Ltd.      CNP Inc.
                                  ------------- -------------  ------------- -------------
           ASSETS

Utility Plant (Net)               $          -  $          -   $      6,773  $     43,582
                                  ------------- -------------  ------------- -------------

Other Property and Investments:

Other investments                            -             -          3,231             -
Investments - subsidiaries             (36,634)            -         36,634             -
                                  ------------- -------------  ------------- -------------
                                       (36,634)            -         39,865             -
                                  ------------- -------------  ------------- -------------

Current Assets:

Cash & temporary investments                 -             -         (2,774)          131
Accounts receivable                     (8,343)           28         10,882         2,808
Inventory                                    -             -              -           905
                                  ------------- -------------  ------------- -------------
                                        (8,343)           28          8,108         3,844
                                  ------------- -------------  ------------- -------------

Deferred pension costs                       -             -          1,915         1,860
Other assets                                 -             -            795           118
                                  ------------- -------------  ------------- -------------
                                             -             -          2,710         1,978
                                  ------------- -------------  ------------- -------------

TOTAL ASSETS                      $    (44,977) $         28   $     57,456  $     49,404
                                  ============= =============  ============= =============


       CAPITALIZATION
      AND LIABILITIES

Common stock                      $    (21,470) $         70   $          -  $     21,400
Paid in surplus                              -             -              -           894
Retained earnings                         (371)          (53)        18,301           424
Translation adjustment/Accumulated
  other comprehensive income                 -             -              -             -
Minority interest                            -             -              -             -
                                  ------------- -------------  ------------- -------------
                                       (21,841)           17         18,301        22,718
                                  ------------- -------------  ------------- -------------

Long-term debt                         (14,821)            -         32,000        14,821
                                  ------------- -------------  ------------- -------------

Accounts payable                        (8,315)           11          4,075         9,565
Income taxes payable                         -             -             44           377
Deferred taxes payable                       -             -            949            18
                                  ------------- -------------  ------------- -------------
                                        (8,315)           11          5,068         9,960
                                  ------------- -------------  ------------- -------------

Accumulated deferred income taxes            -             -              -             -
Deferred credits                             -             -          2,087         1,905
                                  ------------- -------------  ------------- -------------

TOTAL LIABILITIES
   & CAPITALIZATION               $    (44,977) $         28   $     57,456  $     49,404
                                  ============= =============  ============= =============

            *  Exchange Rate           0.6672


NIAGARA MOHAWK HOLDINGS INC. AND SUBSIDIARY COMPANIES                                                                           S-20
OPINAC ENERGY CORPORATION
CONSOLIDATING STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2000

(In Thousands of Dollars)

                                          Opinac           Opinac
                                        Energy Corp.     Energy Corp.      Opinac                            CNP Ltd.
                                          Total            Total           Energy                          Consolidated
                                        US Dollar        Canadian       Corporation       Reclasses           Total
                                      ---------------  --------------  ---------------  --------------    ---------------
Electric Revenue                      $            -   $           -   $            -   $     (43,324)    $       43,324
                                      ---------------  --------------  ---------------  --------------    ---------------

Operating Expenses:

     Electric utility                              -               -                          (14,272)            14,272
     Administration                                -               -                -          (4,624)             4,624
     Depreciation                                  -               -                -          (2,699)             2,699
                                      ---------------  --------------  ---------------  --------------    ---------------
                                                   -               -                -         (21,595)            21,595
                                      ---------------  --------------  ---------------  --------------    ---------------

Operating Income (Loss)                            -               -                -         (21,729)            21,729

Other Income and Deductions:

     Taxes                                         -               -                -               -                  -
     Other income                              8,845          13,167           13,167               -                  -
     Other deductions-interco.                     -               -                -               -                  -
     Interest expense                              -               -                -          (1,814)             1,814
                                      ---------------  --------------  ---------------  --------------    ---------------

Income(Loss) Before

    Income Taxes                               8,845          13,167           13,167         (19,915)            19,915

Income taxes                                   1,983           2,963            2,963          (7,493)             7,493
                                      ---------------  --------------  ---------------  --------------    ---------------

Net Income (Loss)                              6,862          10,204           10,204         (12,422)            12,422

Retained earnings - beginning of year         83,355         104,849          104,849         (25,879)            25,879

Dividends paid                                (7,368)        (10,774)         (10,774)         20,000            (20,000)
                                                   -               -                -               -                  -
                                      ---------------  --------------  ---------------  --------------    ---------------

Retained Earnings - End of Year       $       82,849   $     104,279   $      104,279   $     (18,301)    $       18,301
                                      ===============  ==============  ===============  ==============    ===============




                                          Inter          1161557
                                         Company         Ontario
                                      Eliminations       Limited         CNP Ltd.         CNP Inc.
                                      --------------  ---------------  --------------  ---------------
Electric Revenue                      $     (10,987)  $           18   $      32,355   $       21,938
                                      --------------  ---------------  --------------  ---------------

Operating Expenses:

     Electric utility                       (11,360)              45           8,229           17,358
     Administration                               -                -           4,624                -
     Depreciation                                 -                1             710            1,988
                                      --------------  ---------------  --------------  ---------------
                                            (11,360)              46          13,563           19,346
                                      --------------  ---------------  --------------  ---------------

Operating Income (Loss)                         373              (28)         18,792            2,592

Other Income and Deductions:

     Taxes                                        -                -               -
     Other income                            (3,638)              (1)          3,774             (135)
     Other deductions-interco.               (1,578)               -             705              873
     Interest expense                        (1,604)               -           2,172            1,246
                                      --------------  ---------------  --------------  ---------------

Income(Loss) Before

    Income Taxes                                (83)             (29)         19,689              338

Income taxes                                      -                -           7,267              226
                                      --------------  ---------------  --------------  ---------------

Net Income (Loss)                               (83)             (29)         12,422              112

Retained earnings - beginning of year          (288)             (24)         25,879              312

Dividends paid                                    -                -         (20,000)               -
                                                  -                -               -                -
                                      --------------  ---------------  --------------  ---------------

Retained Earnings - End of Year       $        (371)  $          (53)  $      18,301   $          424
                                      ==============  ===============  ==============  ===============